UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 4, 2007

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Consumers Energy Company
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-05611	38-0442310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On April 4, 2007 CMS Energy Corporation ("CMS Energy") announced that it had entered into an Agreement of Purchase and Sale, dated as of March 30, 2007 and fully executed on April 4, 2007 (the "Agreement") with Petroleos de Venezuela, S.A. ("PDVSA") that is owned by the Bolivarian Republic of Venezuela. Pursuant to the Agreement CMS Energy will sell its interest in Sistema Electrico de Nueva Esparta, C.A. ("SENECA") including its 88 percent equity ownership interest, certain associated generating equipment and other assets for US$105.5 million. A CMS Energy-issued News Release dated April 4, 2007, which is attached as Exhibit 99.1and incorporated by reference, contains additional information with respect to the transaction. The original Agreement is in Spanish. A convenience translation into English is filed as Exhibit 10.1 and is incorporated by reference into this Form 8-K.

The Agreement contains a number of representations and warranties covering matters typically addressed in stock purchase and asset sale agreements. The Agreement includes a post-closing indemnity pursuant to which CMS Energy and PDSVA shall indemnify each other for damages arising from breaches of representations and warranties. The survival period is generally one year from the date of the Agreement.

Closing is subject to certain conditions, including the accuracy of all representations and warranties in all material respects and no material adverse change in the financial condition or operations of SENECA. The Agreement requires closing to occur by April 30, 2007. However, CMS Energy cannot predict with certainty whether or when the closing conditions will be satisfied or whether or when this transaction will be consummated.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1 Agreement of Purchase and Sale dated as of March 30, 2007 between CMS Energy Corporation and Petroleos de Venezuela, S.A.
99.1 CMS Energy Corporation News Release dated April 4, 2007

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” each found in the MANAGEMENT’S DISCUSSION AND ANALYSIS sections of CMS Energy’s Form 10-K and Consumers’ Form 10-K for the Year Ended December 31, 2006 (CMS Energy’s and Consumers’ “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference), that discuss important factors that could cause CMS Energy’s and Consumers’ results to differ materially from those anticipated in such statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS Energy Corporation

April 5, 2007	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

Consumers Energy Company

April 5, 2007	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Agreement of Purchase and Sale dated as of March 30, 2007 between CMS Energy Corporation and Petroleos de Venezuela, S.A.
99.1	CMS Energy Corporation News Release dated April 4, 2007